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                                                                    EXHIBIT 24.1

                          THE WILLIAMS COMPANIES, INC.

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that each of the undersigned individuals, in their capacity as a director or officer, or both, as hereinafter set forth below their signature, of THE WILLIAMS COMPANIES, INC., a Delaware corporation ("Williams"), does hereby constitute and appoint WILLIAM G. VON GLAHN, SUZANNE
H. COSTIN and SCOTT WELCH their true and lawful attorneys and each of them (with full power to act without the others) their true and lawful attorneys for them and in their name and in their capacity as a director or officer, or both, of Williams, as hereinafter set forth below their signature, to sign a registration statement on Form S-8 for the registration under the Securities Act of 1933, as amended, of Common Stock of Williams issuable to participants in The Williams Companies, Inc. 2002 Incentive Plan and any and all amendments and pre- and post-effective amendments to said registration statement and any and all instruments necessary or incidental in connection therewith; and

     THAT the undersigned Williams does hereby constitute and appoint WILLIAM G. VON GLAHN, SUZANNE H. COSTIN and SCOTT WELCH its true and lawful attorneys and each of them (with full power to act without the others) its true and lawful attorney for it and in its name and on its behalf to sign said registration statement and any and all amendments and post-effective amendments thereto and any and all instruments necessary or incidental in connection therewith.

     Each of said attorneys shall have full power of substitution and resubstitution, and said attorneys or any of them or any substitute appointed by any of them hereunder shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully to all intents and purposes as each of the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys or any of them or of any such substitute pursuant hereto.

     IN WITNESS WHEREOF, the undersigned have executed this instrument, all as of the 20th day of January, 2002.

     /s/ Steven J. Malcolm                      /s/ Jack D. McCarthy
-----------------------------------    ------------------------------------
     Steven J. Malcolm                          Jack D. McCarthy
     President and Chief Executive              Senior Vice President
     Officer                                    (Principal Financial Officer)
     (Principal Executive Officer)

     /s/ Gary R. Belitz                         /s/ Keith E. Bailey
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    Gary R. Belitz                              Keith E. Bailey
    Controller                                  Chairman of the Board
    (Principal Accounting Officer)

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     /s/ Hugh M. Chapman                    /s/ Glenn A. Cox
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     Hugh M. Chapman                        Glenn A Cox
     Director                               Director


     /s/ Thomas H. Cruikshank               /s/ William E. Green
-----------------------------------    ------------------------------------
     Thomas H. Cruikshank                   William E. Green
     Director                               Director

     /s/ Ira D. Hall                        /s/ W. R. Howell
-----------------------------------    ------------------------------------
     Ira D. Hall                            W. R. Howell
     Director                               Director

     /s/ James C. Lewis                     /s/ Charles M. Lillis
-----------------------------------    ------------------------------------
     James C. Lewis                         Charles M. Lillis
     Director                               Director

     /s/ George A. Lorch                    /s/ Frank T. MacInnis
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     George A. Lorch                        Frank T. MacInnis
     Director                               Director

     /s/ Steven J. Malcolm                  /s/ Gordon R. Parker
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     Steven J. Malcolm                      Gordon R. Parker
     Director                               Director

     /s/ Janice D. Stoney                   /s/ Joseph H. Williams
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     Janice D. Stoney                       Joseph H. Williams
     Director                               Director

                                       THE WILLIAMS COMPANIES, INC.

                                       By: /s/ William G. von Glahn
                                           -------------------------------------
                                           William G. von Glahn
ATTEST:                                    Senior Vice President

     /s/ Suzanne H. Costin
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     Suzanne H. Costin
     Secretary